Revenue	12 Months Ended
Jun. 30, 2023
Revenue [Abstract]
REVENUE

NOTE 20 –REVENUE

The Company disaggregated sales of household appliance accessories from installation and maintenance revenue and senior care services revenue into the sales of the E-watch and the care service. Sales of household appliance accessories and E-watches are recognized in revenue at a point in time while revenue from care service is recognized over a period of time. Deferred portion of senior care service is recorded as a liability (advances from customers) in the company’s balance sheet.

	2023	2022
Installation and maintenance	$38,724,515	$37,531,466
Sales of household appliance accessories	2,452,685	2,486,496
Housekeeping	17,210,122	16,340,910
Senior care services	4,292,886	5,259,977
Sales of E-watch	2,223,067	2,132,244
Sales of pharmaceutical products	2,368,071	-
Educational consulting services	1,050,397	-
Total	$68,321,743	$63,751,093